Exhibit 99.3

Suncrete Announces Support Agreements

with a Majority of Warrantholders

Dallas, TX, March 4, 2026 – Concrete Partners Holding, LLC (“Suncrete” or the “Company”), a ready-mix concrete logistics and distribution platform strategically located in Oklahoma and Arkansas, and Haymaker Acquisition Corp. 4 (NYSE: HYAC) (“Haymaker”), a publicly traded special purpose acquisition company, today announced that Haymaker has entered into investor support agreements with warrantholders representing a majority of the outstanding warrants of Haymaker to vote in favor of any amendments to the terms of the public warrants to give effect to the exchange of all of the public warrants for $2.25 in cash and 0.075 Class A ordinary shares, par value $0.0001 per share, per whole public warrant.

The Company is expected to close its previously announced business combination with Haymaker (the “Business Combination”) in the first quarter of 2026. Upon closing of the Business Combination, the combined company will be named Suncrete, Inc. (“PubCo”) and will trade on Nasdaq under the ticker symbol “RMIX.”

Ned N. Fleming, III, Executive Chairman of Suncrete, commented, “We are pleased to have secured support agreements with warrantholders of Haymaker representing the majority of warrants. With the expected exchange of all public warrants and the recent upsizing of our institutional investor commitments in our previously announced common stock private placement from $82.5 million to $105.5 million, we believe Suncrete is well positioned to enter the public markets later this quarter. This strong capital foundation provides substantial runway to execute on the Company’s growth objectives. We believe that Suncrete’s high-performance and scalable ready-mix concrete platform is well-positioned to continue its relative market share expansion, driving organic growth while expanding to new markets through accretive acquisitions. Suncrete’s local market leadership, scale and operational blueprint positions the business as a trusted partner in some of the nation’s most attractive and resilient construction markets.”

The exchange of the public warrants is being made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). No commission or other remuneration will be paid or given, directly or indirectly, to any person for soliciting the surrender of the public warrants in connection with the exchange.

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About Suncrete

Suncrete is a pure-play ready-mix concrete company strategically positioned across Oklahoma and Arkansas with plans to expand throughout the rapidly growing and economically resilient U.S. Sunbelt region. Suncrete is a scalable and vertically integrated logistics and distribution platform operating as a mission-critical partner in the construction value chain. The Company operates batching plants, a dedicated fleet of owned mixer trucks and a tech-enabled dispatch infrastructure supporting a diversified customer base across public infrastructure, commercial and residential sectors. Headquartered in Tulsa, Oklahoma, Suncrete operates under a decentralized plant network strategy with regionally centralized oversight of pricing, customer relationships and fleet utilization with consistent customer engagement across markets to deliver products on time and on spec. Suncrete’s local market leadership, scale and integrated logistics position it as a trusted partner in some of the nation’s most attractive, fastest growing, and most resilient construction markets. The Company is well-aligned to benefit from ongoing population growth, urbanization trends and infrastructure investment across the Sunbelt.

About SunTx Capital Partners

SunTx Capital Partners, LP (“SunTx”), is a Dallas, TX-based private equity firm that invests in leading middle market infrastructure, manufacturing and service companies. The firm has been listed as a TOP 50 PE Firm in the Middle Market every year since 2021. SunTx specializes in supporting talented management teams in industries where SunTx can apply its operational experience and financial expertise to build leading middle-market companies with operations typically in the Sunbelt region of the United States. The capital committed by SunTx comes from the principals of SunTx as well as from institutional investors, including university endowments, corporate and public pension funds.

About Haymaker Acquisition Corp. 4

Haymaker Acquisition Corp. 4 is a blank check company formed for the purpose of effecting a business combination, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Haymaker is led by Vice President Andrew Heyer and Chief Executive Officer and Chief Financial Officer Christopher Bradley.

Additional Information and Where To Find It

In connection with the Business Combination, PubCo and Suncrete have filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which includes a proxy statement with respect to Haymaker’s shareholder meeting to vote on the Business Combination and a prospectus with respect to PubCo’s securities to be issued in connection with the Business Combination (the “proxy statement/prospectus”), as well as other relevant documents concerning the Business Combination. The definitive proxy statement/prospectus included in the registration statement was mailed to the shareholders and warrantholders of Haymaker on February 13, 2026. INVESTORS AND SHAREHOLDERS OF HAYMAKER ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about PubCo, Haymaker and Suncrete, without charge, once available, at the SEC’s website, http://www.sec.gov.

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No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Participants in Solicitation

Each of Haymaker, PubCo, and their respective directors, executive officers and certain other members of management and employees, may be deemed under SEC rules to be participants in the solicitation of proxies from Haymaker’s shareholders in connection with the Business Combination. Information regarding the persons who may be considered participants in the solicitation of proxies in connection with the proposed Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding Haymaker, Suncrete, PubCo, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination and PIPE investment, the warrant exchange, plans and use of proceeds, objectives of management for future operations of Suncrete, expected operating costs of Suncrete and its subsidiaries, the upside potential and opportunity for investors, Suncrete’s plan for value creation and strategic advantages, market site and growth opportunities, Suncrete’s acquisition strategy, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the PIPE investment and the level of redemptions of Haymaker’s public shareholders, and PubCo’s, Suncrete’s and Haymaker’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

•	the risk that the Business Combination and the PIPE investment may not be completed in a timely manner or at all;

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•	the failure by the parties to satisfy the conditions to the consummation of the PIPE investment, the warrant exchange and the Business Combination, including the approval of Haymaker’s shareholders and warrantholders;

•	the fact that Haymaker will retain sole discretion to effect the warrant amendment, including as a result of the level of redeeming stockholders;

•	the failure to realize the anticipated benefits of the Business Combination;

•	the outcome of any potential legal proceedings that may be instituted against PubCo, Suncrete, Haymaker or others following announcement of the Business Combination;

•	the level of redemptions of Haymaker’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or result in a failure to maintain the quotation, listing, or trading of the Class A ordinary shares of Haymaker;

•	the failure of PubCo to obtain or maintain the listing of its securities on any stock exchange on which the Class A common stock of PubCo will be listed after closing of the Business Combination;

•	costs related to the Business Combination and as a result of PubCo becoming a public company;

•	changes in business, market, financial, political and regulatory conditions;

•	risks relating to Suncrete’s anticipated operations and business, including its ability to complete future acquisitions and the success of any such acquisitions;

•	the risk that issuances of equity or debt securities following the closing of the Business Combination, including issuances of equity securities in connection with Suncrete’s acquisition strategy, may adversely affect the value of Suncrete’s common stock and dilute its stockholders;

•	the risk that after consummation of the Business Combination, PubCo could experience difficulties managing its growth and expanding operations;

•	challenges in implementing Suncrete’s business plan, due to operational challenges, significant competition and regulation; and

•	those risk factors discussed in documents of PubCo, Haymaker or Suncrete filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section Haymaker’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the registration statement on Form S-4 and proxy statement/prospectus filed by PubCo and Suncrete, and other documents filed or to be filed by PubCo, Haymaker and Suncrete from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of PubCo, Suncrete or Haymaker presently know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation, or intends, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that PubCo, Suncrete or Haymaker will achieve its expectations.

Suncrete Investor Contact:

Rick Black / Ken Dennard

Dennard Lascar Investor Relations

Suncrete@DennardLascar.com

(713) 529-6600

Haymaker Investor Contact:

Christopher Bradley

Cbradley@mistralequity.com

(212)616-9600

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